Cornerstone Posts Profit for Third Quarter of 2012

CHATTANOOGA, Tenn. — October 24, 2012 — (PR Newswire) Cornerstone Bancshares, Inc., (“Cornerstone”; OTC Bulletin Board: CSBQ; CSBQP), holding company of Cornerstone Community Bank (“Bank”), today announced net income of $364,000 for the third quarter of 2012. This marks the seventh consecutive quarter of positive earnings for Cornerstone and an increase from net income of $356,000 for the first quarter of 2012, and $311,000 for the second quarter of 2012.

Year-over-year, total net income for Cornerstone increased 12.4 percent at the end of the third quarter, from $917,000 in 2011 to $1,031,000 in 2012. Non-accruing loans decreased from $8.56 million in 2011 to $7.97 million in 2012. Net interest margin increased for the year from 3.51 percent in 2011 to 3.73 percent in 2012. In addition, the Bank’s total risk-based capital ratio increased 20.8 percent year-over-year at the end of the third quarter, from 11.12 percent in 2011 to an estimated 13.43 percent in 2012.

"We continue to make steady progress in the right direction," said Cornerstone's President and Chief Executive Officer Frank Hughes. “While we still have a ways to go, it’s nice that the regulators have also recognized our efforts and improvements made across the board.”

On August 27, 2012, Cornerstone announced that the FDIC and Tennessee Department of Financial Institutions had officially terminated the Consent Order and Written Agreement entered into with the Bank on April 2, 2010, after loan losses sustained during the ‘Great Recession.” The regulatory agreement provided guidelines for the Bank to improve its capital ratios, loan portfolio and earnings. The release of the Consent Order and Written Agreement were major benchmarks for Cornerstone’s success in aggressively tackling its asset quality issues, cleaning up the balance sheet and raising in excess of $12 million in capital through a Preferred Stock Offering in the local market.

"Our customers, shareholders and members of the Chattanooga community have faithfully stood by Cornerstone and are truly vested in our success,” said Cornerstone's Chairman Miller Welborn. "We will continue to work diligently to serve the Chattanooga market as a premier community bank, and to deliver the greatest return on investment for all our shareholders.”

Founded in 1996, Cornerstone is a single-bank holding company, with $425 million in assets, serving the Chattanooga, Tennessee MSA, with five full-service branch locations throughout Chattanooga and one loan production office in Dalton, Georgia. Locally owned and locally operated, Cornerstone specializes in providing a comprehensive range of customized financial solutions for businesses and individuals.

Certain of the statements made in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of Cornerstone and its management regarding the company’s strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which Cornerstone operates, governmental regulations, the company’s competitive environment, cyclical and seasonal fluctuations in its operating results, and other risks.

Contact: Frank Hughes, Cornerstone President & CEO, 423-385-3009

Cornerstone Bancshares, Inc. and Subsidiary
Third Quarter Financial Highlights
September 30, 2012 and 2011
(Unaudited)

(Amounts in thousands, except per common share data)	2012	2011	% Change
Balance Sheet Data at September 30
Total assets	$425,179	$426,365	(0.3)
Interest-earning assets	391,685	398,316	(1.7)
Loans	273,820	270,401	1.3
Foreclosed assets	22,376	18,255	22.6
Deposits	328,963	322,552	2.0
Other interest-bearing liabilities	56,555	69,099	(18.2)
Shareholders' equity	38,128	32,447	17.5
Loan to deposit ratio	83.24%	83.83%	(0.7)
Tier 1 leverage ratio (Bank, est)	8.30%	6.65%	24.8
Total risk-based capital ratio (Bank, est)	13.43%	11.12%	20.8
Outstanding common shares	6,500	6,500	-
Book value per common share	$3.99	$3.87	3.2
Tangible book value per common share	$3.99	$3.86	3.3
Market value per common share as of September 30	$1.95	$1.03	89.3

Loan Quality Data
Nonaccruing loans	7,968	8,560	(6.9)
Loans past due 90 days – accruing	-	-	-
Net charge-offs YTD	2,220	2,413	(8.0)
Allowance for loan losses	5,280	6,864	(23.1)
Allowance for loan losses to total loans	1.93%	2.54%
Nonperforming assets to total assets	7.14%	6.29%

Performance Data for the Year
Net income	$1,031	$917	12.5
Return on average assets	0.33%	0.28%
Return on average equity	3.77%	4.27%
Net interest margin	3.73%	3.51%
Per common share data:
Net income – basic	$0.02	$0.07
Net income – diluted	$0.02	$0.07
Common dividends	$-	$-
Preferred dividends & accretion	$1.88	$1.88
Average shares (000s):
Basic common stock	6,500	6,500
Diluted common stock	6,559	6,500
Preferred stock (actual)	494	300

Cornerstone Bancshares, Inc. and Subsidiary

Quarterly Earnings Summary

	(Unaudited)
	2012			2011		Q3-12 /
	Third	Second	First	Fourth	Third	Q3-11
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter	% Chg
Interest income
Loans, including fees	$4,242	$4,186	$4,144	$4,437	$4,531	(6.4)
Investment securities	478	618	467	548	574	(16.6)
Other earning assets	15	13	15	16	9	61.8
Total interest income	4,735	4,817	4,626	5,001	5,114	(7.4)
Interest expense
Deposits	756	768	820	924	1,012	(25.3)
Short-term borrowings	22	23	32	28	33	(33.9)
FHLB advances and other borrowing	394	426	462	454	465	(15.3)
Total interest expense	1,172	1,217	1,314	1,406	1,510	(22.4)
Net interest income	3,563	3,600	3,312	3,595	3,604	(1.1)
Provision for loan losses	100	-	-	300	115	(13.0)
Net interest income after the provision for loan losses	3,463	3,600	3,312	3,295	3,489	(0.8)
Noninterest income
Customer service fees	198	207	197	212	216	(8.4)
Other noninterest income	12	19	20	15	15	(21.3)
Gain on sale of assets	48	26	50	47	92	(47.6)
Total noninterest income	258	252	267	274	323	(20.2)
Noninterest expense
Salaries and employee benefits	1,566	1,570	1,591	1,614	1,459	7.3
Net occupancy and equipment	355	348	336	314	362	(1.8)
Depository insurance	237	207	203	255	234	1.5
Foreclosed asset expense (1)	314	481	150	538	306	2.5
Other operating expense	731	817	794	779	715	2.2
Total noninterest expense	3,203	3,423	3,074	3,500	3,076	4.1
Income before income taxes	518	429	505	69	736	(29.6)
Income tax (benefit) expense	154	118	149	(44)	212	(27.3)
Net income	$364	$311	$356	$113	$524	(30.6)

Preferred stock dividends & accretion on preferred stock discount	325	296	280	267	201	61.8

Net income / (loss) available to common	38	15	76	(154)	323	(88.1)

Net income / (loss) per common share:
Basic	$0.01	$0.01	$0.01	$(0.02)	$0.05	(88.2)
Diluted	$0.01	$0.01	$0.01	$(0.02)	$0.05	(88.2)
Average basic shares	6,500	6,500	6,500	6,500	6,500	-
Average common diluted shares	6,503	6,581	6,586	6,500	6,500	0.0
Performance Ratios
Return on average equity	3.88%	3.42%	4.01%	1.37%	6.64%	(41.5)
Return on average assets	0.35%	0.30%	0.35%	0.11%	0.49%	(29.8)
Net interest margin	3.70%	3.87%	3.59%	3.72%	3.69%	0.3
Average equity	37,501	36,423	35,587	32,912	31,569	18.8
Average assets	418,443	412,305	408,711	416,562	423,200	(1.1)
Average interest-earning assets	389,458	380,631	378,335	390,756	396,872	(1.9)

(1) Includes OREO adjustments to fair value

Cornerstone Bancshares, Inc. and Subsidiary

Loan Loss Allowance and Asset Quality Review

	2012			2011
	Third	Second	First	Fourth	Third
(Amounts in thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for loan losses
Balance at beginning of period	$6,029	$6,024	$7,400	$6,864	$6,814
Provision for loan losses	100	-	-	300	115
Net charge-offs	(849)	5	(1,376)	236	(65)
Balance at end of period	$5,280	$6,029	$6,024	$7,400	$6,864

As a % of loans	1.93%	2.29%	2.29%	2.76%	2.54%
As a % of nonperforming loans	66.26%	84.63%	55.95%	93.90%	80.20%
As a % of nonperforming assets	17.40%	20.60%	20.27%	28.03%	25.60%

Net charge-offs as a % of loans (a)	1.24%	-0.01%	2.10%	-0.35%	0.10%

Risk element assets
Accruing troubled debt restructured	$5,328	$2,775	$2,418	$2,750	$2,535
Loans past due 30-89 days	$3,685	$2,495	$5,040	$8,158	$2,088

Nonaccruing loans	$7,968	$7,124	$10,767	$7,882	$8,560
Loans past due 90 days – accruing	-	-	-	-	-
Total nonperforming loans	$7,968	$7,124	$10,767	$7,882	$8,560
Repossessed assets	39	83	-	-	-
Other real estate owned (b)(c)	$22,337	$22,061	$18,957	$18,524	$18,255
Total nonperforming assets	$30,344	$29,268	$29,724	$26,406	$26,815

Nonperforming loans as a % of loans	2.91%	2.70%	4.10%	2.94%	3.17%
Nonperforming assets as a % of loans
and other real estate owned	10.25%	10.24%	10.55%	9.22%	9.29%

Total loans	273,820	263,749	262,788	267,765	270,401

(a) Annualized
(b) Properties sold during 3rd Q 2012	$804
(c) Properties under contract to sell	$3,757

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Three months ended
	September 30
	2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Amounts in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans, net of unearned income	$270,109	$4,241	6.23%	$269,715	$4,531	6.67%
Investment securities	91,889	478	2.36%	108,963	574	2.40%
Other earning assets	27,460	16	0.23%	18,193	9	0.20%
Total earning assets	389,458	$4,735	4.89%	396,872	$5,114	5.20%
Allowance for loan losses	(5,892)			(6,792)
Cash and other assets	34,878			33,120
TOTAL ASSETS	$418,443			$423,200

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,357	$21	0.32%	$24,197	$20	0.33%
Savings deposits	10,702	10	0.36%	9,772	13	0.51%
MMDA's	56,761	114	0.79%	30,975	79	1.01%
Time deposits	189,882	612	1.28%	218,622	900	1.63%
Federal funds purchased and securities sold under agreements to repurchase	19,471	22	0.45%	23,250	33	0.57%
Federal Home Loan Bank and other borrowings	37,336	394	4.19%	43,078	465	4.29%
Total interest-bearing liabilities	340,509	1,173	1.37%	349,894	1,510	1.71%
Net interest spread		$3,562	3.53%		$3,604	3.49%
Noninterest-bearing demand deposits	40,722			41,800
Accrued expenses and other liabilities	(288)			(64)
Shareholders' equity	37,501			31,569
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$418,443			$423,200
Net yield on earning assets			3.70%			3.69%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		69			85
Total adjustment		69			85

Cornerstone Bancshares, Inc. and Subsidiary

Net Interest Margin Analysis

Taxable Equivalent Basis

	Nine months ended
	September 30
	2012			2011
	Average	Income/	Yield/	Average	Income/	Yield/
(Amounts in thousands)	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Earning assets:
Loans, net of unearned income	$266,187	$12,571	6.31%	$275,267	$13,692	6.65%
Investment securities	91,827	1,563	2.58%	112,850	1,763	2.38%
Other earning assets	25,535	44	0.23%	22,496	38	0.22%
Total earning assets	383,549	$14,179	5.02%	410,613	$15,493	5.12%
Allowance for loan losses	(6,345)			(7,707)
Cash and other assets	35,968			32,538
TOTAL ASSETS	$413,172			$435,444

Liabilities and Shareholders' Equity

Interest-bearing liabilities:
Interest-bearing demand deposits	$26,526	$65	0.33%	$26,717	$65	0.33%
Savings deposits	10,317	29	0.37%	9,737	37	0.51%
MMDA's	47,625	305	0.86%	27,137	202	1.00%
Time deposits	191,378	1,946	1.36%	233,079	2,964	1.70%
Federal funds purchased and securities sold under agreements to repurchase	22,309	77	0.46%	23,391	98	0.56%
Federal Home Loan Bank and other borrowings	39,990	1,281	4.28%	49,329	1,590	4.31%
Total interest-bearing liabilities	338,145	3,703	1.46%	369,390	4,957	1.79%
Net interest spread		$10,475	3.55%		$10,536	3.33%
Noninterest-bearing demand deposits	38,684			37,463
Accrued expenses and other liabilities	(163)			(81)
Shareholders' equity	36,507			28,672
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$413,172			$435,444
Net yield on earning assets			3.73%			3.51%

Taxable equivalent adjustment:
Loans		0			0
Investment securities		212			246
Total adjustment		212			246

Cornerstone Bancshares, Inc. and Subsidiary

Loan Stratification

	2012		2011
	Third	% of	Third	% of	% Dollar
(Amounts in thousands)	Quarter	Total	Quarter	Total	Change
Non-residential real estate
Owner occupied	$61,229	22.4	$63,405	23.4	(3.4)
Non-owner occupied	65,501	23.9	62,009	22.9	5.6
Multi-family real estate	8,626	3.2	10,692	4.0	(19.3)
1-4 family construction	6,305	2.3	6,346	2.3	(0.6)
Commercial land and lot development	21,767	7.9	19,483	7.2	11.7
Total non-residential real estate	163,428	59.7	161,935	59.9	0.9
Residential real estate
First mortgage - 1-4 family	43,454	15.9	41,334	15.3	5.1
Second mortgage - 1-4 family	3,138	1.1	4,225	1.6	(25.7)
Home equity lines	15,832	5.8	12,215	4.5	29.6
Total residential real estate	62,424	22.8	57,774	21.4	8.0
Total real estate loans	225,853	82.5	219,709	81.3	2.8

Commercial	38,196	13.9	38,955	14.4	(1.9)
Agricultural & other	7,533	2.8	8,938	3.3	(15.7)
Consumer	2,239	0.8	2,798	1.0	(20.0)
Total loans, net of unearned fees	$273,820	100.0	$270,401	100.0	1.3

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Balance Sheets

	Unaudited
	September 30,	December 31,
	2012	2011
ASSETS

Cash and due from banks	$1,532,621	$1,660,204
Interest-bearing deposits at other financial institutions	33,298,912	37,222,487
Total cash and cash equivalents	34,831,533	38,882,691

Securities available for sale	82,191,300	86,057,437
Securities held to maturity (fair value approximates $52,820 and $70,484 at September 30, 2012 and December 31, 2011, respectively)	51,385	68,643
Federal Home Loan Bank stock, at cost	2,322,900	2,322,900
Loans, net of allowance for loan losses of $5,279,676 at September 30, 2012 and $7,400,049 at December 31, 2011	268,540,559	260,364,569
Bank premises and equipment, net	5,465,004	5,712,003
Accrued interest receivable	1,351,479	1,327,458
Foreclosed assets	22,376,139	18,523,960
Other assets	8,049,182	9,395,721
Total Assets	$425,179,481	$422,655,382

LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
Noninterest-bearing demand deposits	$43,212,796	$43,989,943
Interest-bearing demand deposits	24,596,321	22,353,384
Savings deposits and money market accounts	72,958,526	46,857,118
Time deposits	188,195,355	200,841,499
Total deposits	328,962,998	314,041,944
Federal funds purchased and securities sold under agreements to repurchase	19,380,035	29,390,810
Federal Home Loan Bank advances and other borrowings	37,175,000	43,045,000
Accrued interest payable	136,081	110,703
Other liabilities	1,397,583	858,620
Total Liabilities	387,051,697	387,447,077

Stockholders' Equity:
Preferred stock - no par value; 2,000,000 shares authorized; 494,229 shares issued and outstanding in 2012	12,175,652	9,899,544
and 403,989 shares issued and outstanding in 2011
Common stock - $l.00 par value; 20,000,000 shares authorized;
6,709,199 issued in 2012 and 2011;
6,500,396 outstanding in 2012 and 2011	6,500,396	6,500,396
Additional paid-in capital	21,371,974	21,316,438
Retained deficit	(3,347,825)	(3,627,208)
Accumulated other comprehensive income	1,427,587	1,119,135
Total Stockholders' Equity	38,127,784	35,208,305
Total Liabilities and Stockholders' Equity	$425,179,481	$422,655,382

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statements of Income

	Unaudited		Unaudited
	Three months ended		Nine months ended
	September 30,		September 30,
	2012	2011	2012	2011
INTEREST INCOME
Loans, including fees	$4,241,492	$4,531,390	$12,571,193	$13,691,565
Investment securities	478,172	573,699	1,563,433	1,763,479
Federal funds sold & other earning assets	15,647	9,269	44,075	37,597
Total interest income	4,735,311	5,114,358	14,178,701	15,492,641

INTEREST EXPENSE
Time deposits	612,286	899,554	1,946,341	2,963,779
Other deposits	144,157	111,985	398,859	304,533
Federal funds purchased and securities sold under agreements to repurchase	21,889	33,135	77,193	97,850
Federal Home Loan Bank advances and other borrowings	394,066	465,534	1,281,010	1,590,605
Total interest expense	1,172,398	1,510,208	3,703,403	4,956,767

Net interest income before provision for loan losses	3,562,913	3,604,150	10,475,298	10,535,874
Provision for loan losses	100,000	115,000	100,000	145,000
Net interest income after provision for loan losses	3,462,913	3,489,150	10,375,298	10,390,874

NONINTEREST INCOME
Customer service fees	197,509	216,163	602,107	656,877
Net gains from sale of securities	-	59,671	-	107,413
Net gains from sale of loans and other assets	48,199	32,322	124,109	87,866
Other noninterest income	12,944	15,256	51,844	57,066
Total noninterest income	258,652	323,412	778,060	909,222

NONINTEREST EXPENSE
Salaries and employee benefits	1,566,359	1,458,951	4,727,049	4,503,489
Net occupancy and equipment expense	354,555	361,513	1,038,296	1,118,127
Depository insurance	236,927	233,587	682,830	797,747
Foreclosed assets, net	314,088	306,860	945,163	1,384,935
Other operating expenses	731,090	715,858	2,307,172	2,346,493
Total noninterest expenses	3,203,019	3,076,769	9,700,510	10,150,791

Income before provision for income taxes	518,546	735,793	1,452,848	1,149,305
Provision for income taxes	154,300	212,125	421,500	232,075

Net income	364,246	523,668	1,031,348	917,230

Preferred stock dividend requirements	308,893	187,538	854,780	398,626
Accretion on preferred stock discount	16,370	13,419	46,079	22,419

Net income available to common shareholders	$38,983	$322,711	$130,489	$496,185

EARNINGS PER COMMON SHARE
Basic	$0.01	$0.05	$0.02	$0.07
Diluted	$0.01	$0.05	$0.02	$0.07

DIVIDENDS DECLARED PER COMMON SHARE	$-	$-	$-	$-

The Notes to Consolidated Financial Statements are an integral part of these statements.

Cornerstone Bancshares, Inc. and Subsidiary

Consolidated Statement of Changes in Stockholders' Equity - Unaudited

For the nine months ended September 30, 2012

					Accumulated
			Additional		Other	Total
	Preferred	Common	Paid-in	Retained	Comprehensive	Stockholders'
	Stock	Stock	Capital	Deficit	Income	Equity

BALANCE, December 31, 2011	$9,899,544	$6,500,396	$21,316,438	$(3,627,208)	$1,119,135	$35,208,305
Employee compensation stock option expense	-	-	55,536	-	-	55,536
Issuance of Series A Convertible Preferred Stock	2,230,029	-	-	-	-	2,230,029
Preferred stock dividends paid	-	-	-	(705,886)	-	(705,886)
Accretion on preferred stock	46,079	-	-	(46,079)	-	-
Net income	-	-	-	1,031,348	-	1,031,348
Other comprehensive income, net of tax	-	-	-	-	308,452	308,452

BALANCE, September 30, 2012	$12,175,652	$6,500,396	$21,371,974	$(3,347,825)	$1,427,587	$38,127,784

The Notes to Consolidated Financial Statements are an integral part of these statements.